                                  ARTICLES OF MERGER
                                          OF
                         PAN PACIFIC RETAIL PROPERTIES, INC.
                                         AND
                                   [MERGING ENTITY]


         FIRST:    Pan Pacific Retail Properties, Inc. and [Merging Entity],
being the corporations which are the parties to these Articles of Merger, do hereby agree to effect a merger of said corporation upon the terms and conditions herein set forth.

         SECOND:   The name of the successor corporation is Pan Pacific Retail
Properties, Inc. (hereinafter referred to as "Surviving Corporation"), which is a corporation incorporated in the State of Maryland under the provisions of the Maryland General Corporation Law with its principal office in the State of Maryland located in the City of Baltimore, and which will continue its corporate existence under its present name pursuant to the provisions of the Maryland General Corporation Law.

         THIRD:    The name of the corporation to be merged into the successor corporation is [Merging Entity] (hereinafter referred to as "Merging Entity"), which is a corporation incorporated in [State] under the provisions of the [Applicable State Code] on _______________, 19___, and the corporate existence of which will cease upon the effective date of the merger in accordance with the provisions of the [Applicable State Code]. Merging Entity has no principal office in the State of Maryland and owns no interest in land in the State of Maryland. Merging Entity is not qualified to do business in the State of Maryland.

         FOURTH:   No amendments to the charter of Surviving Corporation are to be effected as part of the merger.

         FIFTH:    The authorized share structure of each of the corporations which is a party to these Articles of Merger at the time of execution thereof is as follows:

                             Merging Entity           Surviving Corporation
                             --------------           ---------------------

Total number of shares
of all classes:

Number and par value
of shares of each class:

Number of shares without
par value of each class:

Aggregate par value of
all shares with par value:

         SIXTH:    The terms and provisions of the merger herein provided for are set forth in the Plan of Merger attached hereto as Exhibit A (the "Plan of Merger").

         SEVENTH: The terms and conditions of the merger as set forth in the Plan of Merger were advised, authorized, and approved by Surviving Corporation in the manner and by the vote required by its charter and the provisions of the Maryland General Corporation Law, and the said merger was approved in the manner hereinafter set forth.

         EIGHT:    The Board of Directors of Surviving Corporation adopted
resolutions declaring that the merger of Merging Entity into Surviving Corporation is advisable substantially upon the terms and conditions set forth in the Plan of Merger, and directing the officers of the Surviving Corporation to submit the terms and conditions of said merger to the stockholders of the Surviving Corporation for consideration thereof. Said resolutions of the Board of Directors were adopted without a meeting by written consent, as of [____________], 1997.

         NINTH:    All of the stockholders of the Surviving Corporation
entitled to vote on the merger approved the same without a meeting by written consent.

         TENTH:    The terms and conditions of the merger set forth in the Plan of Merger were duly advised, authorized, and approved, in respect of Merging Entity in the manner and by the vote required by the charter of said corporation and by the laws of the [State], which is the state of formation of said entity. All of the members of the Board of Directors of Merging Entity adopted resolutions by written consent without a meeting, as of [___________], 1997, approving the terms and conditions of the merger as set forth in the Plan of Merger. All of the stockholders of Merging Entity entitled to vote on the merger approved the same without a meeting by written consent.

         IN WITNESS WHEREOF, these Articles of Merger are hereby signed for and on behalf of Pan Pacific Retail Properties, Inc. by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties of perjury that the matters and facts set forth therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information and belief; and these Articles of Merger are hereby signed for and on behalf of Merging Entity by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts stated therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information and belief.

Executed on this       day of             , 1997.
                -------      -------------


                                    PAN PACIFIC RETAIL
                                    PROPERTIES, INC.


                              By:
                                    -------------------------
                              Name:
                              Title: President


Attest:



--------------------
Name:
Title: Secretary



                                    MERGING ENTITY

                              By:
                                    -------------------------
                              Name:
                              Title:


[Attest:



--------------------
Name:
Title: Secretary]

                                   PLAN OF MERGER
                                         OF
                                   [MERGING ENTITY]
                                         AND
                          PAN PACIFIC RETAIL PROPERTIES, INC.

               PLAN OF MERGER adopted by [Merging Entity], a [State] corporation, by resolution of its Board of Directors on _________, 1997, and adopted by Pan Pacific Retail Properties, Inc., a corporation for profit organized under the laws of the State of Maryland, by resolution of its Board of Directors on _______, 1997.

                              1.    [Merging Entity] and Pan Pacific Retail
Properties, Inc. shall, pursuant to the provisions of [Applicable State Law] and the Maryland General Corporation Law, be merged with and into a single corporation, to wit, Pan Pacific Retail Properties, Inc., which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "Surviving Corporation" and which shall continue to exist as said Surviving Corporation under its present name pursuant to the provisions of the Maryland General Corporation Law. The separate existence of [Merging Entity], which is sometimes hereinafter referred to as the "Merging Entity," shall cease upon the effective date of the merger in accordance with the provisions of [Applicable State Law].

                              2.    The Articles of Incorporation of the
Surviving Corporation as in effect on the effective date of the merger shall be the Articles of Incorporation of the Surviving Corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Maryland General Corporation Law.

                              3.    The bylaws of the Surviving Corporation as
in effect on the effective date of the merger shall be the bylaws of the Surviving Corporation and shall continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Maryland General Corporation Law.

                              4.    The directors and officers of the Surviving
Corporation in office on the effective date of the merger shall be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold office until their respective successors are elected and qualified or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

                              5.    Upon the effective date of the merger, by
virtue of the merger and without any action on the part of sole shareholder of Merging Entity, the _______ shares of common stock of the Merging Entity issued and outstanding immediately prior to the effective date of the merger will cease to be outstanding and will be converted into the right to receive _________ shares of stock of the Surviving Corporation. Upon surrender for cancellation to Surviving Corporation of one or more stock certificates of Merging Entity, Surviving Corporation will deliver to each holder of such surrendered stock certificates new certificates representing the number of shares of Surviving Corporation Common Stock to which the holder of Merging Entity Common Stock is entitled pursuant to this Section 5.

                              6.    The merger of the Merging Entity with and
into the Surviving Corporation shall be authorized in the manner prescribed by [Applicable State Law] and the Maryland General Corporation Law, and the Plan of Merger herein made and approved shall be submitted to the stockholders of the Merging Entity for their approval or rejection in the manner prescribed by the provisions of [Applicable State Law].

                              7.    In the event that the merger of the
Merging Entity with and into the Surviving Corporation shall have been duly authorized in compliance with [Applicable State Law], and in the event that the Plan of Merger shall have been approved by the stockholders entitled to vote of the Surviving Corporation in the manner prescribed by the Maryland General Corporation Law, the Merging Entity and the Surviving Corporation hereby stipulate that they will cause to be executed and filed an/or recorded any document or documents prescribed by the laws of the [State] and of the State of Maryland, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

                              8.    The Board of Directors and the officers
of the Merging Entity and of the Surviving Corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.